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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Consolidated Historical Financial Data" and "Experts" and to the use of our report dated March 16, 2000, except for Note 15 as to which the date is May 30, 2000, in the Registration Statement (Form S-1) and related Prospectus of The Princeton Review, Inc. dated August 15, 2000.



                                                       /s/ ERNST & YOUNG LLP



New York, New York
August 14, 2000